SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018 (July 19, 2018)

KT HIGH-TECH MARKETING, INC.

(Exact name of the registrant as specified in its charter)

Delaware	000-55564	81-1004273
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14440 Big Basin Way, #12, Saratoga, CA 95070

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

On July 19, 2018, the Board of Directors of KT High-Tech Marketing, Inc. (the “Company”), dismissed Chen & Fan Accountancy (“C&F”) as its independent registered public accounting firm. The reports of C&F, on the Company’s financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2017 and 2016 and during the subsequent interim period preceding the date of C&F’s dismissal there were (i) no disagreements with C&F on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events, as that term is defined by Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

We provided C&F, with a copy of this disclosure before the filing was made with the SEC. We requested that C&F provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from C&F, stating that it agrees with the above statements. A copy of such letter, dated as of July 18, 2018 is filed as Exhibit 16.1 to this report.

New independent registered public accounting firm.

On July 19, 2018, the Company’s Board of Directors appointed Marcum LLP (“Marcum”) as our new independent registered public accounting firm. During the two most recent fiscal years and through the date of our engagement, we did not consult with Marcum regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In approving the selection of Marcum as the Company’s new independent registered public accounting firm, the Board of Directors considered all relevant factors.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Chen & Fan Accountancy dated July 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KT HIGH-TECH MARKETING, INC.

Date:	July 20, 2018	By:	/s/ Michael Mo
Michael Mo
President & Chief Executive Officer